SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  April 23, 1996

                          IDS/BALCOR INCOME PARTNERS
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant

Delaware                                0-16797
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3497345
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Post Place Apartments

In 1987, the Partnership acquired the Post Place Apartments, Atlanta, Georgia, utilizing approximately $7,638,000 in offering proceeds.

On April 23, 1996, the Partnership contracted to sell the property for a sale price of $7,900,000 to an unaffiliated party, ERP Operating Limited Partnership (the "Purchaser"), an Illinois limited partnership. The Purchaser has deposited $300,000 into an escrow account as earnest money. The Purchaser will pay all closing costs relating to the sale, including title charges. Of the remaining sale proceeds, an amount not to exceed $500,000 will be retained by the Partnership and not be available until 120 days after closing. Neither the General Partners, their affiliates nor any unaffiliated third party will receive a brokerage commission in connection with the sale of the property. An affiliate of the third party providing property management services for the Partnership and certain affiliates will receive a fee for services in connection with the sale of the property of $79,000. The Managing General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale, including legal fees. The closing is scheduled to occur on a date no earlier than June 6, 1996.

Affiliates of the Managing General Partner have simultaneously contracted to sell 18 other properties to the Purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
- ----------------------------------------------------------------------

     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of the Post Place apartment complex, Atlanta, Georgia.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.
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Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    IDS/BALCOR INCOME PARTNERS
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Affiliated Partners-87, Inc., an Illinois
                                corporation, its managing general
                                partner

                          By:  /s/Jerry M. Ogle
                             ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary
Dated:  May 8, 1996
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